Offerings - Offering: 1	Nov. 12, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 126,954,275.04
Fee Rate	0.01381%
Amount of Registration Fee	$ 17,532.39
Offering Note	Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of June 30, 2025, of $25.44. This amount is based upon the offer to purchase up to 4,990,341 common shares of beneficial interest, par value $0.01 per share, of Antares Strategic Credit Fund. Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.